                                                                    Exhibit 99.1

    Student Loan Finance Corporation

    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated - 1999-1 Indenture
    Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended April 30, 2002

I.  Noteholder Information
    ----------------------

A.  Identification of Notes
    -----------------------

    Series    Description                          Cusip #      Due Date
    ----------------------------------------------------------------------------
    1999-1A   Senior Auction Rate Notes............280907AP1....December.1, 2035
    1999-1B   Senior Auction Rate Notes............280907AQ9....December.1, 2035
    1999-1C   Subordinate Auction Rate Notes.......280907AR7....December.1, 2035
    2000-1A   Senior Auction Rate Notes............280907AS5....December.1, 2035
    2000-1B   Senior Auction Rate Notes............280907AT3....December.1, 2035
    2000-1C   Subordinate Auction Rate Notes.......280907AU0....December.1, 2035
    2001-1A   Senior Auction Rate Notes............280907AV8....December.1, 2035
    2001-1B   Senior Auction Rate Notes............280907AW6....December.1, 2035
    2001-1C   Subordinate Auction Rate Notes.......280907AX4....December.1, 2035

B.  Notification of Redemption Call of Notes
    ----------------------------------------

    Series 1999-1:
      None
    Series 2000-1:
      None
    Series 2001-1:
      None

C.  Principal Outstanding - April, 2002
    -----------------------------------

                          Principal        Principal         Principal           Principal
                       Outstanding,         Borrowed          Payments        Outstanding,
    Series           Start of Month     During Month      During Month        End of Month
    --------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A       $ 78,000,000.00            $0.00             $0.00     $ 78,000,000.00
      1999-1B         39,000,000.00             0.00              0.00       39,000,000.00
      1999-1C          9,300,000.00             0.00              0.00        9,300,000.00
                    ----------------------------------------------------------------------
      Total          126,300,000.00             0.00              0.00      126,300,000.00
                    ----------------------------------------------------------------------
    Series 2000-1:
      2000-1A         54,100,000.00             0.00              0.00       54,100,000.00
      2000-1B         54,100,000.00             0.00              0.00       54,100,000.00
      2000-1C         22,000,000.00             0.00              0.00       22,000,000.00
                    ----------------------------------------------------------------------
      Total          130,200,000.00             0.00              0.00      130,200,000.00
                    ----------------------------------------------------------------------
    Series 2001-1:
      2001-1A         79,000,000.00             0.00              0.00       79,000,000.00
      2001-1B         79,000,000.00             0.00              0.00       79,000,000.00
      2001-1C         23,800,000.00             0.00              0.00       23,800,000.00
                    ----------------------------------------------------------------------
      Total          181,800,000.00             0.00              0.00      181,800,000.00
                    ----------------------------------------------------------------------
    Totals          $438,300,000.00            $0.00             $0.00     $438,300,000.00
                    ======================================================================

D.  Accrued Interest Outstanding - April, 2002
    ------------------------------------------

                   Accrued Interest          Interest        Interest   Accrued Interest        Interest
                       Outstanding,           Accrued        Payments       Outstanding,      Rate As Of
    Series           Start of Month      During Month    During Month       End of Month    End Of Month
    ----------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A           $110,976.67       $129,263.33     $119,513.33        $120,726.67    1.99000%
      1999-1B             55,206.67         65,823.33       59,453.33          61,576.67    2.03000%
      1999-1C             13,769.17         15,887.49       14,828.33          14,828.33    2.05000%
                ------------------------------------------------------------------------
      Total              179,952.51        210,974.15      193,794.99         197,131.67
                ------------------------------------------------------------------------
    Series 2000-1:
      2000-1A             11,962.11         90,076.50       83,734.78          18,303.83    2.03000%
      2000-1B             73,260.42         87,912.50       82,051.67          79,121.25    1.95000%
      2000-1C              5,133.33         38,500.00       35,933.33           7,700.00    2.10000%
                ------------------------------------------------------------------------
      Total               90,355.86        216,489.00      201,719.78         105,125.08
                ------------------------------------------------------------------------
    Series 2001-1:
      2001-1A             78,210.00        132,105.56      121,660.00          88,655.56    2.02000%
      2001-1B             48,277.78        132,237.22      122,888.89          57,626.11    2.02000%
      2001-1C             24,395.00         40,658.34       37,947.78          27,105.56    2.05000%
                ------------------------------------------------------------------------
      Total              150,882.78        305,001.12      282,496.67         173,387.23
                ------------------------------------------------------------------------
    Totals              $421,191.15       $732,464.27     $678,011.44        $475,643.98
                ========================================================================

E.  Net Loan Rates for Next Interest Period
    ---------------------------------------

                    Interest Period
    Series            Starting Date        Net Loan Rate
    -----------------------------------------------------
    Series 1999-1:
      1999-1A             29-May-02                9.57%
      1999-1B             29-May-02                9.52%
      1999-1C             29-May-02                9.47%
    Series 2000-1:
      2000-1A             20-Jun-02                9.52%
      2000-1B             30-May-02                9.67%
      2000-1C             20-Jun-02                9.39%
    Series 2001-1:
      2001-1A             06-Jun-02                9.52%
      2001-1B             13-Jun-02                9.52%
      2001-1C             06-Jun-02                9.44%

F.  Noteholders' Carry-Over Amounts - April, 2002
    ---------------------------------------------

                         Carry-Over                                                    Carry-Over
                           Amounts,            Additions             Payments            Amounts,
    Series           Start of Month         During Month         During Month        End of Month
    ----------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                 $0.00                $0.00                $0.00               $0.00
      1999-1B                  0.00                 0.00                 0.00                0.00
      1999-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                  0.00                 0.00                 0.00                0.00
      2000-1B                  0.00                 0.00                 0.00                0.00
      2000-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                  0.00                 0.00                 0.00                0.00
      2001-1B                  0.00                 0.00                 0.00                0.00
      2001-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Totals                    $0.00                $0.00                $0.00               $0.00
                =================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - April, 2002
      -----------------------------------------------------------------

                              Accrued        Interest       Interest        Accrued
                            Interest,         Accrued       Payments      Interest,
      Series           Start of Month    During Month   During Month   End of Month
      ------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00           $0.00          $0.00          $0.00
        1999-1B                  0.00            0.00           0.00           0.00
        1999-1C                  0.00            0.00           0.00           0.00
                       ------------------------------------------------------------
        Total                    0.00            0.00           0.00           0.00
                       ------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00            0.00           0.00           0.00
        2000-1B                  0.00            0.00           0.00           0.00
        2000-1C                  0.00            0.00           0.00           0.00
                       ------------------------------------------------------------
        Total                    0.00            0.00           0.00           0.00
                       ------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00            0.00           0.00           0.00
        2001-1B                  0.00            0.00           0.00           0.00
        2001-1C                  0.00            0.00           0.00           0.00
                       ------------------------------------------------------------
        Total                    0.00            0.00           0.00           0.00
                       ------------------------------------------------------------
      Totals                    $0.00           $0.00          $0.00          $0.00
                       ============================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - April, 2002
      ---------------------------

                                                                             Amount
                                                                     --------------
      Balance, Start of Month......................................  $ 6,574,500.00
      Additions During Month (From Issuance of Notes)..............            0.00
      Less Withdrawals During Month................................            0.00
                                                                     --------------
      Balance, End of Month........................................  $ 6,574,500.00
                                                                     ==============

B.    Capitalized Interest Accounts - April, 2002
      -------------------------------------------

                                                                             Amount
                                                                     --------------
      Balance, Start of Month......................................           $0.00
      Additions During Month (From Issuance of Notes)..............            0.00
      Less Withdrawals During Month................................            0.00
                                                                     --------------
      Balance, End of Month........................................           $0.00
                                                                     ==============

C.    Acquisition Accounts - April, 2002
      ----------------------------------

                                                                             Amount
                                                                     --------------
      Balance, Start of Month......................................  $10,591,166.58
      Additions During Month:
        Acquisition Funds from Note Issuance.......................            0.00
        Recycling from Surplus Funds...............................            0.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired.........................................            0.00
        Accrued Income.............................................            0.00
        Premiums and Related Acquisition Costs.....................            0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired.........................................   (5,866,661.50)
        Premiums and Related Acquisition Costs.....................      (70,715.07)
                                                                     --------------
      Balance, End of Month........................................  $ 4,653,790.01
                                                                     ==============

D.    Alternative Loan Guarantee Accounts - April, 2002
      -------------------------------------------------

                                                                             Amount
                                                                     --------------
      Balance, Start of Month......................................  $ 2,406,710.00
      Additions During Month (Initial Purchase of Student Loans)...            0.00
      Guarantee Fees Received (Refunded) During Month..............      139,155.33
      Interest Received During Month...............................        3,025.80
      Other Additions During Month.................................        5,844.05
      Less Withdrawals During Month for Default Payments...........     (134,318.40)
                                                                     --------------
      Balance, End of Month........................................  $ 2,420,416.78
                                                                     ==============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - April, 2002
      ------------------------------------------------

                                                                                             Amount
                                                                                -------------------
      Balance, Start of Month...............................................        $401,088,042.80
      Initial Purchase of Eligible Loans....................................                   0.00
      Transfers.............................................................             (76,363.82)
      Loans Purchased / Originated..........................................           5,866,661.50
      Capitalized Interest..................................................             254,026.85
      Less Principal Payments Received......................................          (7,787,791.30)
      Less Defaulted Alternative Loans Transferred..........................            (129,306.02)
      Other Increases (Decreases)...........................................             (24,398.96)
                                                                                -------------------
      Balance, End of Month.................................................        $399,190,871.05
                                                                                ===================

B.    Composition of Student Loan Portfolio as of April 30, 2002
      ----------------------------------------------------------

                                                                                             Amount
                                                                                -------------------
      Aggregate Outstanding Principal Balance...............................        $399,190,871.05
      Number of Borrowers...................................................                 63,656
      Average Outstanding Principal Balance Per Borrower....................        $         6,271
      Number of Loans (Promissory Notes)....................................                122,689
      Average Outstanding Principal Balance Per Loan........................        $         3,254
      Weighted Average Interest Rate........................................                   5.93%

C.    Distribution of Student Loan Portfolio by Loan Type as of April 30, 2002
      ------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Loan Type                                                         Balance             Percent
      ---------------------------------------------------------------------------------------------
      Stafford - Subsidized...........................          $147,823,462.34                37.0%
      Stafford - Unsubsidized.........................            93,954,305.79                23.5%
      Stafford - Nonsubsidized........................                 2,849.81                 0.0%
      PLUS............................................            32,711,847.59                 8.2%
      SLS.............................................                83,108.39                 0.0%
      Consolidation...................................            32,620,686.90                 8.2%
      Alternative.....................................            91,994,610.23                23.0%
                                                           ----------------------------------------
      Total...........................................          $399,190,871.05               100.0%
                                                           ========================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of April 30,
      -----------------------------------------------------------------------
      2002
      ----

                                                                    Outstanding
                                                                      Principal
      Interest Rate                                                     Balance             Percent
      ---------------------------------------------------------------------------------------------
      Less Than 5.00%.................................          $ 39,607,383.58                 9.9%
      5.00% to 5.49%..................................            96,429,957.13                24.2%
      5.50% to 5.99%..................................           139,178,780.06                34.9%
      6.00% to 6.49%..................................            20,079,515.67                 5.0%
      6.50% to 6.99%..................................            84,349,826.70                21.1%
      7.00% to 7.49%..................................             1,916,414.47                 0.5%
      7.50% to 7.99%..................................             7,778,068.46                 1.9%
      8.00% to 8.49%..................................             9,395,449.47                 2.4%
      8.50% to 8.99%..................................                     0.00                 0.0%
      9.00% to 9.49%..................................               269,311.94                 0.1%
      9.50% or Greater................................               186,163.57                 0.0%
                                                           ----------------------------------------
      Total...........................................          $399,190,871.05               100.0%
                                                           ========================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      April 30, 2002
      --------------

                                                                    Outstanding
                                                                      Principal
      Borrower Payment Status                                           Balance             Percent
      ----------------------------------------------------------------------------------------------
      School................................................... $ 86,182,344.95               21.6%
      Grace....................................................   19,359,865.70                4.8%
      Repayment................................................  227,362,191.14               57.0%
      Deferment................................................   52,504,804.14               13.2%
      Forbearance..............................................   13,781,665.12                3.5%
                                                                ------------------------------------
      Total.................................................... $399,190,871.05              100.0%
                                                                ====================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of April
      ------------------------------------------------------------------------
      30, 2002
      --------

                                                                Percent by Outstanding Balance
                                                           -----------------------------------------
                                               Outstanding            Excluding
                                                 Principal         School/Grace        All Loans in
      Delinquency Status                           Balance         Status Loans           Portfolio
      ----------------------------------------------------------------------------------------------
      31 to 60 Days........................ $ 9,360,643.85                 3.2%                2.3%
      61 to 90 Days........................   4,896,928.43                 1.7%                1.2%
      91 to 120 Days.......................   4,419,768.37                 1.5%                1.1%
      121 to 180 Days......................   7,324,534.94                 2.5%                1.8%
      181 to 270 Days......................   3,322,906.57                 1.1%                0.8%
      Over 270 Days........................   1,716,939.53                 0.6%                0.4%
      Claims Filed, Not Yet Paid...........   1,108,864.27                 0.4%                0.3%
                                            --------------------------------------------------------
      Total................................ $32,150,585.96                10.9%                8.1%
                                            ========================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of April 30,
      --------------------------------------------------------------------------
      2002
      ----

                                                                    Outstanding
                                                                      Principal
      Guarantee Status                                                  Balance             Percent
      ----------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..............................  $    804,797.09                0.2%
      FFELP Loan Guaranteed 98%...............................   306,391,463.73               76.8%
      Alternative Loans Non-Guaranteed........................    91,994,610.23               23.0%
                                                                ------------------------------------
      Total...................................................  $399,190,871.05              100.0%
                                                                ====================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of April 30,
      --------------------------------------------------------------------------
      2002
      ----

                                                                    Outstanding
                                                                      Principal
      Guarantee Agency                                                  Balance             Percent
      ----------------------------------------------------------------------------------------------
      Education Assistance Corporation......................... $191,873,458.08               48.1%
      Great Lakes Higher Education Corporation.................   66,959,076.56               16.8%
      California Student Aid Commission........................   16,775,974.09                4.2%
      Student Loans of North Dakota............................    7,721,067.70                1.9%
      Texas GSLC...............................................    4,582,572.90                1.1%
      Pennsylvania Higher Education Assistance
       Agency..................................................    6,510,243.86                1.6%
      United Student Aid Funds, Inc............................   11,828,183.74                3.0%
      Other Guarantee Agencies.................................      945,683.89                0.2%
      Alternative Loans Non-Guaranteed.........................   91,994,610.23               23.0%
                                                                ------------------------------------
      Total.................................................... $399,190,871.05              100.0%
                                                                ====================================

I.    Fees and Expenses Accrued For / Through  April, 2002
      ----------------------------------------------------

                                                                      For The 4
                                                                   Months Ended
                                               April, 2002       April 30, 2002
                                             ----------------------------------
      Servicing Fees.................          $318,966.17      $  1,397,743.93
      Indenture Trustee Fees.........             9,080.70            36,322.14
      Broker / Dealer Fees...........            91,312.48           365,249.95
      Auction Agent Fees.............             7,305.02            29,220.05
      Other Permitted Expenses.......                 0.00                 0.00
                                             ----------------------------------
      Total..........................          $426,664.37      $  1,828,536.07
                                             ==================================

J.    Ratio of Assets to Liabilities as of April 30, 2002
      ---------------------------------------------------

                                                                         Amount
                                                              -----------------
      Total Indenture Assets...........................         $448,106,890.83
      Total Indenture Liabilities......................          439,205,611.29
                                                              -----------------
      Ratio............................................                  102.03%
                                                              =================

K.    Senior and Subordinate Percentages as of April 30, 2002
      -------------------------------------------------------

                                                                         Amount
                                                              -----------------

      Aggregate Values                                          $448,106,890.83
                                                              =================
      Senior Notes Outstanding Plus Accrued Interest             383,626,010.44
                                                              =================
      All Notes Outstanding Plus Accrued Interest                438,775,644.26
                                                              =================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                           116.81%
                                                              =================
        Subordinate Percentage (Requirement = 102%)                      102.13%
                                                              =================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                            $    555,733.68
                                                              =================